Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Medpace Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2022 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: April 26, 2022

By:	/s/ August J. Troendle
August J. Troendle
Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)